Chapter 11 proceedings	12 Months Ended
Dec. 31, 2017
Reorganizations [Abstract]
Chapter 11 proceedings
Chapter 11 proceedings

Restructuring Agreement and Bankruptcy Proceedings under Chapter 11

Over the past two years we, together with Seadrill, have been engaged in extensive discussions with our secured lenders and potential new money investors regarding the terms of a comprehensive restructuring. These discussions have also included an ad hoc committee of bondholders. The objectives of the restructuring are to build a bridge to a recovery and achieve a sustainable capital structure. Seadrill have proposed to achieve this by extending bank maturities, reducing fixed amortization, amending financial covenants and raising new capital.

On April 4, 2017 Seadrill reached an agreement with its banking group, including our secured lenders, to extend the comprehensive restructuring plan negotiating period until July 31, 2017. Further the related covenant amendments and waivers expiring on June 30, 2017 were extended to September 30, 2017 and lender consent was received to extend the maturity dates of certain facilities falling due within that period. This provided Seadrill and the Company additional time to advance ongoing negotiations regarding the terms of the comprehensive restructuring plan.

In July 2017, Seadrill reached an agreement with its bank group, including our secured lenders, to further extend the date by which a comprehensive restructuring plan must be agreed until September 12, 2017 providing an additional period for negotiations to continue over a comprehensive restructuring plan. Seadrill also extended the maturities of its US$400 million credit facility and the US$450 million credit facility provided to Seadrill Eminence Ltd to September 14, 2017.

The US$440 million facility provided to Seadrill Eminence Ltd was further amended in August 2017 by way of a scheme of arrangement under section 99 of the Companies Act 1981 of Bermuda to align the maturity of the facility with that of (i) our US$400 million credit facility and (ii) the revolving credit facility provided to NADL.

On September 12, 2017, the Company, along with its parent company Seadrill, and other Seadrill subsidiaries, entered into a restructuring support and lock-up agreement, or RSA, with a group of bank lenders, bondholders, certain other stakeholders, and new-money providers. The parties to the RSA represent more than 97% of the loans under the Seadrill group’s 12 credit facilities and approximately 40% of the Seadrill and NADL bonds. Ship Finance International Limited and three of its subsidiaries (“SFL”), which charter three drilling units to the Company Parties, also executed the RSA. In connection with the RSA, the Company Parties entered into an investment agreement (the “Investment Agreement”) under which Hemen Investments Limited (“Hemen”), an affiliate of Seadrill’s largest shareholder Hemen Holding Ltd. and a consortium of investors, including the bondholder parties to the RSA (collectively, the “Commitment Parties”), committed to provide $1.06 billion in new cash commitments, subject to certain terms and conditions (the “Capital Commitment”).

On September 12, 2017, to implement the transactions contemplated by the RSA and Investment Agreement, we, and the other Company Parties (collectively, the "Debtors") commenced prearranged Chapter 11 proceedings under the Bankruptcy Code in the Southern District of Texas [case number 17-60079]. During the course of the bankruptcy proceedings, the Debtors continue to operate their business as a debtor in possession.

On the Petition Date, the Bankruptcy Court issued certain additional customary interim and final orders with respect to the Debtors’ first day motions and other operating motions that allow the Debtors to operate their businesses in the ordinary course. The first-day motions provided for, among other things, the payment of certain pre-petition employee and retiree expenses and benefits, the use of the Debtors’ existing cash management system, the payment of certain pre-petition amounts to certain critical vendors, the ability to pay certain pre-petition taxes and regulatory fees, the payment of certain pre-petition claims owed on account of insurance policies and programs and authorizing the use of cash collateral.

Concurrent with the commencement of the prearranged reorganization proceedings in the Bankruptcy Court, Seadrill, NADL and Sevan (collectively, the “Bermuda Debtors”) commenced provisional liquidation proceedings pursuant to section 161 and 170 of the Bermuda Companies Act 1981 by presenting “winding up” petitions to the Bermuda Court. Upon the application of the Bermuda Debtors, the Bermuda Court appointed three joint provisional liquidators for each of the Bermuda Debtors. Under the order to appoint the joint provisional liquidators, the joint provisional liquidators’ powers are limited such that the Bermuda Debtors’ management team and boards of directors remain in control of the Bermuda Debtors’ day-to-day operations. Upon the appointment of the joint provisional liquidators in respect to each of the Bermuda Debtors, a statutory stay of proceedings in Bermuda against those three entities or their assets automatically arose. The next hearing in the Bermuda Court with respect to the “winding up” petitions was set for April 27, 2018. In addition to the statutory stay, as soon as practicable following the effective date (in accordance with the Plan of Reorganization), the provisional liquidators’ Bermuda law counsel, with the support of the Debtors, will apply for winding up orders in respect of each of the Bermuda Debtors. The join provisional liquidators will also seek formal recognition of the Confirmation Order from the United States Bankruptcy Court in Bermuda

On February 26, 2018 the Debtors filed a second amended joint Chapter 11 plan of reorganization, amended disclosure statement, amendment to the RSA, and amendment to the investment agreement. The amendments were the result of the Debtors reaching a global settlement with the Consenting Stakeholders and certain newbuild counterparties whereby certain creditor parties were included as Commitment Parties to the Investment Agreement, the size of the new cash infusion of the Investment Agreement increased from $1.06 billion to $1.08 billion, certain cash pools were established for the benefit of various creditor groups and also for the fees and expenses of their advisors, immediate cessation of all litigation and discovery efforts on the part of the creditor groups and committees was agreed, and a three month extension to the maturities of the senior credit facilities under the original terms of the RSA was agreed.

The RSA may be terminated upon the occurrence of certain events, including the failure to meet specified milestones relating to the filing, confirmation, and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the RSA. The RSA is subject to termination if the effective date of the Plan has not occurred within 11 months of the Petition Date. As a result, there is no assurance the confirmation and effectiveness of the Plan contemplating the RSA will occur.

Plan of Reorganization
Consistent with the RSA, the Debtors filed a proposed plan of reorganization and disclosure statement with the Bankruptcy Court on September 12, 2017, as well as a disclosure statement relating to the proposed plan of reorganization.

Subsequent to September 12, 2017, the Debtors negotiated with its various creditors, including an ad hoc group of holders of unsecured bonds (the “Ad Hoc Group”) and ship yards with which the Debtors had a contractual relationship to build new rigs. On February 26, 2018, the Debtors announced a global settlement with the Ad Hoc Group, the official committee of unsecured creditors (the “Committee”) and other major creditors in its Chapter 11 cases, including Samsung Heavy Industries Co., Ltd. and Daewoo Shipbuilding & Marine Engineering Co., Ltd., two of the Debtors’ newbuild shipyards, and an affiliate of Barclays Bank PLC (“Barclays”), another holder of unsecured bonds. In connection with the global settlement, the Debtors entered into an amendment to the RSA and an amendment to the Investment Agreement. The amendments to the RSA and Investment Agreement provided for the inclusion of the Ad Hoc Group and Barclays into the Capital Commitment as Commitment Parties, increased recoveries for general unsecured creditors of Seadrill, NADL, and Sevan under the plan of reorganization, an agreement regarding the allowed claim of the newbuild shipyards and an immediate cessation of all litigation and discovery efforts in relation to the plan of reorganization.

The Investment Agreement, as amended, provides for certain milestones for the Debtors’ restructuring: (1) the Bankruptcy Court must enter an order confirming the Plan by June 9, 2018 (the “Confirmation Date”) and (2) the effective date of the Plan must occur within 90 days of the Confirmation Date and, in any event, no later than August 8, 2018.

In connection with the global settlement, on February 26, 2018, the Debtors filed a proposed Second Amended Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court (the “Plan”). On February 26, 2018, the Bankruptcy Court entered an order approving (i) the adequacy of the Disclosure Statement, (ii) the solicitation and notice procedures with respect to confirmation of the Debtors’ proposed Plan, (iii) the rights offering procedures for the rights offerings contemplated by the Plan and (iv) other related matters. By the voting deadline of April 5, 2018, the Plan received approval from every single class of creditors and holders of interests entitled to vote, exceeding the required thresholds for acceptance of the Plan. The confirmation hearing for the Plan is currently scheduled for April 17, 2018. If the Plan is confirmed by the Bankruptcy Court, once each of the conditions precedent to the Plan’s effectiveness have been satisfied or waived, the Plan will become effective and each of the Debtors will emerge from the Chapter 11 proceedings.

The Plan provides for, among other things, that:

•	Seadrill Limited and North Atlantic Drilling Limited will be dissolved under the laws of Bermuda following the confirmation of the Plan;

•	the Debtors will enter into amended senior credit facilities with its senior credit facility lenders;

•
holders of general unsecured claims will receive 15% of the common stock of Seadrill Limited’s successor, “New Seadrill” (such shares, “New Seadrill Common Shares”) (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan as defined below under “-Issuance and Distribution of the New Securities under the Plan and the Investment Agreement”);

•
the Debtors will conduct the rights offerings described below under “-Rights Offering,” with certain non-eligible holders of general unsecured claims entitled to participate pro rata in a $23 million cash recovery pool;

•
an additional $17 million in cash will be distributed to holders of general unsecured claims, other than claims held by the Commitment Parties as of September 12, 2017 or January 5, 2018, as applicable;

•	an additional $17 million in cash, less fees and expenses, will be distributed to the shipyards; and

•
if the general unsecured claims vote in favor of the Plan, holders of Seadrill’s existing equity will receive 2% of the New Seadrill Common Shares (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan defined below under “-Issuance and Distribution of the New Securities under the Plan and the Investment Agreement”).

Assuming that the Plan is confirmed and becomes effective, we expect our existing common stock will be cancelled on the effective date of the Plan, with no recoveries to holders of our common stock, and we will become a wholly owned subsidiary of Seadrill.

The RSA may be terminated upon the occurrence of certain events, including the failure to meet specified milestones relating to the filing, confirmation, and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the RSA. The Restructuring Support Agreement is subject to termination if the effective date of the Plan has not occurred within 11 months of the Petition Date. As a result, there is no assurance the confirmation and effectiveness of the Plan contemplating the RSA will occur.

Rights Offerings
Pursuant to the Plan and an order of the Bankruptcy Court approving the rights offering procedures, eligible holders in certain classes of general unsecured claims against the Debtors will be offered the right to participate in (i) a rights offering (the “Notes Rights Offering”) of up to $119.1 million in aggregate principal amount of new secured notes (“New Secured Notes”) to be issued by a subsidiary of New Seadrill (“NSNCo”) and a corresponding pro rata portion of 57.5% of New Seadrill Common Shares issued to holders who participate in the Notes Rights Offering and (ii) a rights offering of up to $48.1 million in value of New Seadrill Common Shares (the “Equity Rights Offering”). The New Secured Notes and the New Seadrill Common Shares to be acquired by the Commitment Parties under the Investment Agreement will be reduced to the extent the rights are exercised in each of the Notes Rights Offering and the Equity Rights Offering. The Commitment Parties will not participate in either the Notes Rights Offering or the Equity Rights Offering in accordance with the terms of the Investment Agreement.

Issuance and Distribution of the New Securities under the Plan and the Investment Agreement
Subject to the terms and conditions of the Plan and the amended Investment Agreement, on the Effective Date, (i) NSNCo will issue approximately $880 million in principal amount of New Secured Notes; and (ii) New Seadrill expects to issue:

•
up to 25% of the New Seadrill Common Shares (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan), plus any excess New Seadrill Common Shares, in exchange for $200 million paid in cash by the Commitment Parties to the Investment Agreement, which amount paid by the Commitment Parties will be reduced by an amount up to $48.1 million paid by participants in the Equity Rights Offering;

•
up to 57.5% of the New Seadrill Common Shares (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan) to the purchasers of the New Secured Notes, which will include the Commitment Parties and the participants in the Notes Rights Offering, on a pro rata basis in accordance with the amount of New Secured Notes issued to such purchasers;

•
(i) 5% of the New Seadrill Common Shares (prior to dilution by the Employee Incentive Plan) to Hemen on account of a primary structuring fee (the “Primary Structuring Fee”) and (ii) 0.5% of the New Seadrill Common Shares to certain other Commitment Parties (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan) on a pro rata basis in accordance with each such Commitment Party’s respective equity commitment percentage.

Subject to the conditions of the Investment Agreement, the Commitment Parties agreed to purchase the full principal amount of the New Secured Notes and the associated 57.5% of the New Seadrill Common Shares (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan) for $880 million in cash, less the principal amount purchased by participants in the Notes Rights Offering.

On the Effective Date, an employee incentive plan will be implemented by New Seadrill (the “Employee Incentive Plan”) which will (a) reserve an aggregate of 10% of the New Seadrill Common Shares, on a fully diluted, fully distributed basis, for grants made from time to time to employees of New Seadrill; and (b) otherwise contain terms and conditions (including with respect to participants, allocation, structure, and timing of issuance) generally consistent with those prevailing in the market at the discretion of the board of directors of New Seadrill.

Assuming that the Plan is confirmed and becomes effective, we expect our existing common stock will be cancelled on the effective date of the Plan, with no recoveries to holders of our common stock, and we will become a wholly owned subsidiary of Seadrill.

Liabilities subject to compromise
Liabilities subject to compromise distinguish pre-petition liabilities which may be affected by the Chapter 11 proceedings from those that are not (such as fully secured liabilities that are not expected to be compromised) and those post-petition. These amounts represent our allowed claims and our best estimate of claims expected to be allowed which will be resolved as part of the bankruptcy proceedings.

Liabilities subject to compromise represent our estimate of known or potential pre-petition claims to be resolved in connection with the Chapter 11 proceedings. Such claims remain subject to future adjustments which may result from: (i) negotiations; (ii) actions of the Bankruptcy Court; (iii) disputed claims; (iv) rejection of executory contracts and unexpired leases; (v) the determination as to the value of any collateral securing claims; (vi) proofs of claim; or (vii) other events. Such future adjustments will potentially be material.

Liabilities subject to compromise include the following:

December 31, 2017
Senior undersecured or impaired external debt	896.7
Unsecured bonds	594.4
Derivatives previously recorded at fair value	74.9
Accounts payable and other liabilities	6.7
Accrued interest payable	4.3
Amount due to related party	401.0
Liabilities subject to compromise	1,978.0

While operating as a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, the Debtor may sell, otherwise dispose of, or liquidate assets, or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business, at amounts other than those reflected in the Consolidated Financial Statements. Moreover, a plan of reorganization could materially change the amounts and classifications of assets and liabilities in the historical Consolidated Financial Statements.

Interest expense
During bankruptcy proceedings we continue to make interest payments on the secured credit facilities. These are treated as adequate protection payments which are recognized as a reduction in the principal balance of secured credit facilities held within "Liabilities subject to compromise" in the Consolidated Balance Sheets. $11.4 million of adequate protection payments have been recognized from Petition date to December 31, 2017.

The Debtors have discontinued recording interest on unsecured bond facilities classified as liabilities subject to compromise from the Petition Date. Contractual interest on liabilities subject to compromise not reflected in the Consolidated Statement of Operations was $25 million.

Potential claims
The Debtors have filed with the Bankruptcy Court schedules and statements setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. The schedules and statements may be subject to further amendment or modification after filing.

All holders of pre-petition claims except governmental units were required to file proofs of claim by January 3, 2018 (the ‘‘Bar Date’’). Governmental units holding claims against the Debtors are required to file proof of claim by March 12, 2018. As of April 4, 2018, 152 claims totaling approximately $926.0 million had been filed with the Bankruptcy Court against the Debtors. It is possible that claimants will file amended claims in the future, including claims amended to assign values to claims originally filed with no designated value. Through the claims resolution process, we have identified, and we expect to continue to identify, claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have been later amended or superseded, are without merit, are overstated or for other reasons. We will file objections with the Bankruptcy Court as necessary for claims we believe should be disallowed. Claims we believe are allowable are reflected in ‘‘Liabilities Subject to Compromise’’ in the Consolidated Balance Sheets.

Through the claims resolution process, differences in amounts scheduled by the Debtors and claims filed by creditors will be investigated and resolved, including through the filing of objections with the Bankruptcy Court where appropriate. In light of the number of claims filed, the claims resolution process will take additional time to complete, and it may continue after our emergence from bankruptcy. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Executory Contracts
Under the Bankruptcy Code, the Debtors have the right to assume, amend and assume, or reject certain contracts, subject to the approval of the Bankruptcy Court and certain other conditions. Generally, the assumption of a contract requires a debtor to satisfy pre-petition obligations under the contract, which may include payment of pre-petition liabilities in whole or in part. Rejection of a contract is typically treated as a breach occurring as of the moment immediately preceding the Chapter 11 filing. Subject to certain exceptions, this rejection relieves the debtor from performing its future obligations under the contract but entitles the counterparty to assert a pre-petition general unsecured claim for damages. Parties to contracts rejected by a debtor may file proofs of claim against that debtor’s estate for damages.

On March 22, 2018, the Debtors filed the Plan supplement, which included a schedule of assumed contracts and a schedule of rejected contracts, and since then have filed amended plan supplements and additional motions with respect to assumed and rejected contracts. The Debtors continue to review and analyze their contractual obligations to move contracts from the schedule of assumed contracts to the schedule of rejected contracts or from the schedule of rejected contracts to the schedule of amended contracts.

Reorganization items, net
Incremental costs incurred directly as a result of the Bankruptcy Filing and gains on the settlement of liabilities under the Plan are classified as “Reorganization items, net” in the Consolidated Statements of Operations. The following table summarizes reorganization items:

December 31, 2017
Advisory and professional fees	22.4
Unamortized debt issuance costs	3.9
Gain or loss on pre-petition allowable claims	0.2
Interest income on surplus cash invested	(0.1)
Reversal of issuing entities credit risk on derivatives	31.3
Reorganization Items	57.7

For the year ended December 31, 2017, NADL paid approximately $22.3 million for reorganization items, net in cash.

Condensed Combined Debtor Financial Information
When one or more entities in the consolidated group are in bankruptcy and one or more entities in the consolidated group are not in bankruptcy, the reporting entity is required to disclose the condensed combined financial statements of only the entities in bankruptcy. The financial statements below represent the Condensed Combined Financial Statements of the entities that filed for bankruptcy (“debtor in possession” or “DIP”). Intercompany transactions between the Debtors have been eliminated in the financial statements herein.

Debtors Condensed Combined Balance Sheet (in US$ millions) as at December 31, 2017

December 31, 2017
ASSETS
Current assets
Cash and cash equivalents	19.4
Restricted cash	4.2
Accounts receivable, net	34.3
Amount due from related party	5.4
Other current assets	18.8
Intercompany current assets	5.4
Total current assets	87.5

Non-current assets
Drilling units	2,325.5
Equipment	0.2
Shares in subsidiaries	1,657.8
Other non-current assets	74.6
Intercompany non-current assets	218.4
Total non-current assets	4,276.5
Total assets	4,364.0

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Amount due to related party	28.9
Trade accounts payable	8.4
Other current liabilities	24.4
Intercompany current liabilities	38.7
Total current liabilities	100.4

Liabilities subject to compromise	1,976.8

Non-current liabilities
Deferred taxes	39.3
Other non-current liabilities	15.7
Intercompany non-current liabilities	396.1
Total non-current liabilities	451.1

Total equity	1,835.7

Total liabilities and shareholders’ equity	4,364.0

Condensed Combined Statement of Operations (in US$ millions) for the period of September 12, 2017 to December 31, 2017

December 31, 2017
Operating revenues
Contract revenues	70.9
Reimbursables	1.2
Intercompany revenues	0.0
Total operating revenues	72.1

Loss on disposal	(91.4)

Operating expenses
Intercompany expenses	(4.5)
Vessel and rig operating expenses *	(38.3)
Reimbursable expenses	(1.2)
Depreciation and amortization	(65.9)
Related party expenses	0.1
Total operating expenses	(109.8)

Net operating loss	(129.1)

Financial items and other income/(expense), net
Interest income/(expense), net *	2.5
Foreign exchange loss	(3.1)
Reorganization items, net	(57.7)
Other financial items *	(7.9)
Total financial items	(66.2)

Loss before income taxes	(195.3)
Income taxes	(22.0)
Net loss	(217.3)

Net income attributable to non-controlling interest	—
Net loss attributable to the shareholders of the Company	(217.3)

*	Includes transactions with related parties. Refer to Note 21 "Related party transactions".

Debtors' Condensed Combined Statement of Cash Flows (in US$ millions) for the period of September 12, 2017 and December 31, 2017

December 31, 2017
Net cash used in operating activities	(5.4)

Cash Flows from Investing Activities
Additions to rigs and equipment	(1.8)
Change in restricted cash	(2.8)
Net cash provided by investing activities	(4.6)

Cash Flows from Financing Activities
Repayments of debt	(11.5)
Net cash used in financing activities	(11.5)

Effect of exchange rate changes on cash and cash equivalents	(0.2)

Net decrease in cash and cash equivalents	(21.7)
Cash and cash equivalents at beginning of the period	41.1
Cash and cash equivalents at the end of period	19.4